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                                                                EXHIBIT 10.16




October 1, 1996

Ms. Mary Archambault
President
Balz Medical Services, Inc.
35 Park Place
New Britain, CT 06052

Dear Mary:

This will summarize and document for our files the currently existing management and cost sharing arrangements between Balz Medical Services, Inc. and Lexington Health Care Group, LLC.

For services provided, Balz agrees to reimburse Lexington the following monthly:

          Management and financial services                $2,000.00
          Telephone expenses                                  537.50
          Rent                                                400.00
          General office expenses                             162.50

This arrangement shall be retroactive to November 1, 1995 and shall continue in effect until modified or until Balz relocates its offices.

If the above agrees with your understanding, please sign below where indicated and return this original letter to me. Thank you.

Sincerely,


/s/ Harry Dermer

Harry Dermer




Agreed to as noted above:  /s/ Mary Archambault                 10/1/96
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                         Mary Archambault, President             Date